Exhibit 99.2

BEIJING XIN LU ZHENG
BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

CONTENTS

Pages
Reports of Independent Registered Public Accounting Firm	F1
Balance Sheet as of December 31, 2009	F2
Statement of Operations for the period December 21, 2009 (Inception) through December 31, 2009	F3
Statement of Shareholders’ Equity for the period December 21, 2009 (Inception) through December 31, 2009	F4
Statement of Cash Flows for the period December 21, 2009 (Inception) through December 31, 2009	F5
Notes to the Financial Statements	F6 –F9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Beijing Xin Lu Zheng Bao Cheng Education Technology Co., Ltd.

We have audited the accompanying balance sheet of Beijing Xin Lu Zheng Bao Cheng Education Technology Co. Ltd. as of December 31, 2009 and the related statement of operations and comprehensive income, shareholders’ equity and cash flows for the period December 21, 2009 (Inception) through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Xin Lu Zheng Bao Cheng Education Technology Co. Ltd. as of December 31, 2009 and the results of its operations and its cash flows for the period December 21, 2009 (Inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/BAKER TILLY HONG KONG LIMITED
Certified Public Accountants

Hong Kong

Date: November 24, 2010

F1

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

BALANCE SHEET
AS OF DECEMBER 31, 2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$148,915
Total Current Assets	148,915

PROPERTY AND EQUIPMENT, NET	3,828

TOTAL ASSETS	$152,743
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Other payables and accrued expenses	$366
Due to shareholders	26,239
TOTAL LIABILITIES	26,605

COMMITMENTS AND CONTINGENCIES	-

SHAREHOLDERS' EQUITY
Registered capital of $146,259 fully paid as of December 31, 2009	146,259
Accumulated deficit
Unappropriated	(20,131)
Accumulated other comprehensive income	10
TOTAL EQUITY	126,138

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$152,743

The accompanying notes are an integral part of these financial statements

F2

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE PERIOD DECEMBER 21, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

REVENUES	$1,756

COST OF REVENUES	(1,719)

GROSS PROFIT	37

OPERATING EXPENSES
Selling, general and administrative expenses	20,106
Depreciation	62
Total Operating Expenses	20,168

LOSS FROM OPERATIONS	(20,131)

INCOME TAX EXPENSE	-

NET LOSS	(20,131)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gains	10

COMPREHENSIVE LOSS	$(20,121)

The accompanying notes are an integral part of these financial statements

F3

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

STATEMENT OF SHAREHOLDERS’ EQUITY
FOR THE PERIOD DECEMBER 21, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

			Accumulated other
	Registered	Accumulated	comprehensive
	capital	deficits	income	Total

Registered capital paid on December 21, 2009	$146,259	$-	$-	$146,259
Net loss for the period	-	(20,131)	-	(20,131)
Foreign currency translation gain	-	-	10	10
Comprehensive loss	-	-	-	(20,121)
Balance at December 31, 2009	$146,259	$(20,131)	$10	$126,138

The accompanying notes are an integral part of these financial statements

F4

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 21, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(20,131)
Adjusted to reconcile net loss to cash used in operating activities:
Depreciation	62
Changes in operating assets and liabilities
Increase (decrease) in:
Other payables and accrued expenses	366
Net cash used in operating activities	(19,703)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(3,892)
Net cash used in investing activities	(3,892)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution from shareholders to registered capital	146,259
Due to shareholders	26,239
Net cash provided by financing activities	172,498

EFFECT OF EXCHANGE RATES ON CASH	12

NET INCREASE IN CASH AND CASH EQUIVALENTS	$148,915

The accompanying notes are an integral part of these financial statements

F5

BEIJING XIN LU ZHENG BAO CHENG EDUCATION TECHNOLOGY CO. LTD.

NOTES TO THE FINANCIAL STATEMENTS
AS OF December 31, 2009

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

	(A)	Organization

Beijing Xin Lu Zheng Bao Cheng Education Technology Co. Ltd. (“Lu Zheng”) was incorporated in the People’s Republic of China (“PRC”) on December 21, 2009. Lu Zheng is engaged in professional training services.

	(B)	FASB Launches New Accounting Standards Codification

In June 2009 the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification (“Codification”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities effective for interim and annual periods ending after September 15, 2009. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification have become non-authoritative.

Following the Codification, FASB will not issue new standards in the form of Statements, FASB Staff Positions (“FSP”) or Emerging Issues Task Force (“EITF”) Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies.

	(C)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	(D)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months.

	(E)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Office furniture, fixtures and equipment 3 Years

	(F)	Revenue recognition

The Company provides professional training programs and services to students taking legal services, construction inspections and nursing examinations through the classroom and online training programs. Students can enroll at the Company’s training facilities in Beijing and Guangzhou and franchisee network located throughout China or enroll for online courses. Tuition fees are generally paid in advance and are recognized when earned, ratably over the service period on a straight line basis, net of business taxes and related surcharges.

The Company also sells reference materials to students and revenue is recognized upon delivery of the reference materials to the students over the subscription period the classroom or online course is available.

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(G)	Income taxes

The Company accounts for income taxes under the FASB Codification Topic 740-10-25, “Accounting for Income Taxes” (“ ASC 740-10-25” ). Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date

(H)	Recent Accounting Pronouncements

In October 2009, the FASB issued ASU 2009-13, “Multiple-Deliverable Revenue Arrangements”, now codified under FASB ASC Topic 605, “Revenue Recognition”, (“ASU 2009-13”). ASU 2009-13 requires entities to allocate revenue in an arrangement using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Management is currently evaluating the potential impact of ASU2009-13 on our financial statements.

In October 2009, the FASB issued ASU 2009-14, “Certain Arrangements That Include Software Elements, now codified under FASB ASC Topic 985, “Software”, (“ASU 2009-14”). ASU 2009-14 removes tangible products from the scope of software revenue guidance and provides guidance on determining whether software deliverables in an arrangement that includes a tangible product are covered by the scope of the software revenue guidance. ASU 2009-14 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Management is currently evaluating the potential impact of ASU 2009-14 on our financial statements.

In October, 2009, the FASB issued ASU 2009-15, “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing”, now codified under FASB ASC Topic 470 “Debt”, (“ASU 2009-15”), and provides guidance for accounting and reporting for own-share lending arrangements issued in contemplation of a convertible debt issuance. At the date of issuance, a share-lending arrangement entered into on an entity’s own shares should be measured at fair value in accordance with Topic 820 and recognized as an issuance cost, with an offset to additional paid-in capital. Loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs. The amendments also require several disclosures including a description and the terms of the arrangement and the reason for entering into the arrangement. The effective dates of the amendments are dependent upon the date the share-lending arrangement was entered into and include retrospective application for arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. Management is currently evaluating the potential impact of ASU 2009-15 on our financial statements.

In December 2009, FASB issued ASU 2009-16 Transfers and Servicing (Topic 860) Accounting for Transfers of Financial Assets ("ASU 2009-16"). ASU 2009-16 amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 . The amendments in ASU 2009-16 improve financial reporting by eliminating the exceptions for qualifying special-purpose entities from the consolidation guidance and the exception that permitted sale accounting for certain mortgage securitizations when a transferor has not surrendered control over the transferred financial assets. In addition, the amendments require enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. ASU 2009-16 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009. The Company does not expect the standard to have any impact on the Company’s financial position.

In December 2009, FASB issued ASU 2009-17 Consolidations (Topic 810) Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("ASU 2009-17"). ASU 2009-17 amends the FASB ASC for the issuance of FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R). The amendments in ASU 2009-17 replace the quantitative-based risks and rewards calculation for determining which enterprise, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. ASU 2009-17 also requires additional disclosures about an enterprise's involvement in variable interest entities. ASU 2009-17 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009. The Company does not expect the standard to have any impact on the Company’s financial position.

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In January 2010, FASB issued ASU 2010-2 Accounting and Reporting for Decreases in Ownership of a Subsidiary- a Scope Clarification ("ASU 2010-2"). ASU 2010-2 addresses implementation issues related to the changes in ownership provisions in the Consolidation—Overall Subtopic (Subtopic 810-10) of the FASB Accounting Standards Codification , originally issued as FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Subtopic 810-10 establishes the accounting and reporting guidance for noncontrolling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction. ASU 2010-2 is effective for the Company starting January 3, 2010. The Company does not expect the standard to have any impact on the Company’s financial position.

In February 2010, FASB issued ASU 2010-9 Subsequent Events (Topic 855) Amendments to Certain Recognition and Disclosure Requirements ("ASU 2010-9"). ASU 2010-9 amends disclosure requirements within Subtopic 855-10. An entity that is an SEC filer is not required to disclose the date through which subsequent events have been evaluated. This change alleviates potential conflicts between Subtopic 855-10 and the SEC's requirements. ASU 2010-9 is effective for interim and annual periods ending after June 15, 2010. The Company does not expect the standard to have any impact on the Company’s financial position.

In July 2010, FASB issued ASU 2010-20 Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. This Update improves the disclosures that an entity provides about the credit quality of its financing receivables and the related allowance for credit losses. As a result of these amendments, an entity is required to disaggregate by portfolio segment or class certain existing disclosures and provide certain new disclosures about its financing receivables and related allowance for credit losses. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting period ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. The Company does not expect the adoption of ASU 2010-2 to have a material impact on the Company’s financial position and results of operations.

In August 2010, FASB issued ASU 2010-21 Accounting for Technical Amendments to Various SEC Rules and Schedules. Amendments to SEC Paragraphs Pursuant to Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies. This Accounting Standards Update amends various SEC paragraphs pursuant to the issuance of Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies. The adoption of ASU 2010-21 did not have a material impact on the Company’s financial statements.

In August 2010, FASB issued ASU 2010-22 Accounting for Various Topics-Technical Corrections to SEC paragraphs (SEC Update). This Accounting Standards Update amends various SEC paragraphs based on external comments received and the issuance of SAB 112, which amends or rescinds portions of certain SAB topics. The Company does not expect the adoption of ASU 2010-22 to have a material impact on the Company’s financial position and results of operations.

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2.	PROPERTY AND EQUIPMENT, NET

The following is a summary of property and equipment at:

Office furniture, fixtures and equipment	$3,890

Less: accumulated depreciation	62
Property and equipment, net	$3,828

Depreciation expense for the period December 21, 2009 (inception) through December 31, 2009 was $62.

3.	RELATED PARTY TRANSACTIONS

As of December 31, 2009, the shareholders loaned $26,239 to the Company as unsecured and interest free loans. The loans are repayable on demand.

4.	COMMITMENTS

The Company leases office spaces from certain third parties under two operating leases which expire on November 26, 2010 and November 29, 2010 respectively, each at annual rentals of $2,925.

As of December 31, 2009, the Company has outstanding commitments of $5,313 with respect to the above operating leases, which are due in 2010.

5.	SHAREHOLERS’ EQUITY

Registered capital

The Company was incorporated on December 21, 2009 and the registered capital of $146,259 was fully paid up in cash.

6.	CONCENTRATIONS AND RISKS

During 2009, all of the Company’s assets were located in the PRC and 100% of the Company’s revenues were earned in PRC.

7.	SUBSEQUENT EVENTS

On June 18, 2010, the shareholders of the Company entered into a definitive agreement with a listed corporation to sell 65% of their equity interest in the Company for 3,000,000 shares of common stock of a listed company at a fair value of $2,700,000.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 24, 2010 the date the financial statements were issued.

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